Other Current Assets	12 Months Ended
Dec. 31, 2020
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Other Current Assets
6.	OTHER CURRENT ASSETS

Other current assets consisted of the following:

	December 31, 2020	December 31, 2019
Receivables from government agencies	244	216
Taxes and other government receivables	114	71
Advances	39	47
Prepayments	70	56
Loans and deposits	8	8
Interest receivable	3	9
Derivative instruments	65	8
Other current assets	41	27
Total	584	442

Derivative instruments are further described in Note 28.

With the adoption on January 1, 2020 of the ASC 326 new guidance, the Company applies a current expected credit losses (CECL) model on all financial assets measured at amortized cost, including deposits, loans and receivables. The major portion of other current assets to which the CECL model applies corresponds to government receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be not significant at January 1, 2020 and December 31, 2020. Other current assets presented in the table above within the lines "Loans and deposits" and “Other current assets” are composed of individually insignificant amounts at exposure of default. Consequently, no significant loss allowance was reported on those current assets as at adoption date and reporting date.